Leases - Components of Operating Lease Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Lease cost	$ 124,800	$ 112,195	$ 101,578
Short-term lease cost	10,869	10,102	10,226
Variable lease cost	1,673	1,773	1,840
Sublease income	(346)	(436)	(373)
Total operating lease cost	$ 136,996	$ 123,634	$ 113,271